EQUITRUST MONEY MARKET FUND, INC.

Supplement to Prospectus
dated December 1, 2003



Effective April 1, 2004, the Deutsche Bank DDA
Account number listed at the bottom of page 7 in the "How to Buy Shares - By Wire" section of the prospectus is replaced with: DDA Account #0007-666-1


Supplement dated March 31, 2004